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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) August 15, 2003


                        Magellan Petroleum Corporation
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)



        Delaware                    1-5507                 06-0842255
-------------------------         ------------         -------------------
(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)

P.O. Box 1146, Madison, CT                            06443-1146
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (203)-245-7664
                                                   ----------------

                                Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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                                   Form 8-K
                        Magellan Petroleum Corporation

Item 4.  Changes in Registrant's Certifying Accountant
     Current Independent Accountants

     On August 15, 2003, the Audit Committee of the Board of Directors of Magellan Petroleum Corporation (the "Company") determined to dismiss Ernst & Young LLP (Ernst & Young) as the Company's independent auditors, effective upon completion of the annual audit for the fiscal year ended June 30, 2003. This decision is subject to the condition that Magellan Petroleum Australia Limited
(MPAL), the Company's majority owned subsidiary, makes a similar determination to dismiss Ernst & Young as its independent auditors. Ernst & Young has served as the Company's independent auditors for many years.

     The reports of Ernst & Young on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 2002 and in the subsequent interim period, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the matter in their report. In addition, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

     The Company has requested Ernst & Young to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated August 27, 2003, is filed as
Exhibit 16 to this Form 8-K.

Item 7. Financial Statements and Exhibits
     (c) Exhibits

           Exhibit No.                Exhibit
               16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated August 27, 2003.

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                                   Form 8-K
                        Magellan Petroleum Corporation


                                  Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                          Magellan Petroleum Corporation
                                                    (Registrant)

                                          By: /s/ James R. Joyce
                                              ------------------
                                          Name:  James R. Joyce
                                          Title: President

Date: August 27, 2003